REGULATION S

STOCK PURCHASE AGREEMENT

This Regulation S Stock Purchase Agreement (the “Agreement”), is dated as of December 27, 2013 between San Lotus Holding Inc., a Nevada corporation having offices at 3F-B302C, No. 185, Kewang Road, Longtan Township, Taoyuan County 325, Taiwan (the “Company”), and the individual purchasers whose names are set forth in the Schedule A hereunder (each a “Purchaser” and, collectively, the “Purchasers”).

ARTICLE I

PURCHASE, SALE AND TERMS OF SHARES

1.1 The Shares. The Company agrees to issue and sell to Purchasers in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers agree to purchase from the Company an aggregate of $6,703,546.5 US dollars, or 33,169,453 shares (the “Shares”), of the Company’s common stock, par value $0.1 per share, (the “Common Stock”) at a per share purchase price which shall be  $0.2021 per share (the “Purchase Price”).  The specific number of Shares that each Purchaser will purchase is set forth in Schedule A attached hereto. Each Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, prior to receipt by the Company of the Purchase Price, or any applicable portion thereof, as set forth in Article II hereafter.

1.2 Payment of Purchase Price; Closing.  This transaction will be closed at a location outside the U.S. mutually designated by the Company and the Purchasers and each Purchaser will pay the applicable purchase price within a reasonable time agreed to by the Company and the Purchaser following execution of this Agreement. The Company will, within a reasonable period of time upon receipt of the funds, cause the Share certificates to be delivered to each Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

2.1. Representations by Each Purchaser.  Each Purchaser makes the following representations and warranties to the Company:

(a)  Access to Information.  Each Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by it and/or its representatives, if any.  Each Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

(b)  Sophistication and Knowledge. Each Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares.  Each Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and each Purchaser has relied on the advice of, or has consulted with, only each Purchaser's own advisor(s).

(c)  Lack of Liquidity.  Each Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.  Each Purchaser has no present need for liquidity in connection with its purchase of the Shares.

(d)   No Public Solicitation.  Each Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to each Purchaser in connection with investments in securities generally.  Neither the Company nor each Purchaser has engaged in any ‘Directed Selling Efforts in the U.S.,’ as defined in Regulation S promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

1

(e)    Authority.  Each Purchaser has the full right and power to enter into and perform pursuant to this Agreement and to make an investment in the Company, and this Agreement constitutes each Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms. Each Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement.

(f)    Regulation S Exemption.  Each Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of the United States federal and state securities laws under Regulation S promulgated under the Securities Act of 1933, as amended, (the “Securities Act”) and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of each Purchaser to acquire the Shares.  In this regard, each Purchaser represents, warrants and agrees that:

(1) No Purchaser is a U.S. Person (as defined below).  A U.S. Person means any one of the following:

(i)	any U.S. Citizen;
(ii)	any natural person resident in the United States of America;
(iii)	any partnership or corporation organized or incorporated under the laws of the United States of America;
(iv)	any estate of which any executor or administrator is a U.S. person;
(v)	any trust of which any trustee is a U.S. person;
(vi)	any agency or branch of a foreign entity located in the United States of America;
(vii)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
(viii)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and
(ix)	any partnership or corporation if:

a.	organized or incorporated under the laws of any foreign jurisdiction; and

b.	formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2)    At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, each Purchaser was outside of the United States.

(3)    Each Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(4)  Each Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(5)  Each Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

2

(6)  No Purchaser nor any person acting on a Purchaser’s behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and each Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(7) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(8)  Neither any Purchaser nor any person acting on the Purchaser’s behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  Each Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(9)  Each certificate representing the Shares shall be endorsed with the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

as well as any other legend required to be placed thereon by applicable federal or state securities laws.

(10) Each Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants as follows:

3.1 Organization and Standing of the Company.  The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and other instruments, agreements and documents contemplated herein (together with this Agreement, the “Transaction Documents”), to issue, sell and deliver the Shares and to perform its other obligations pursuant hereto.  The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

3

3.2 Corporate Action.  The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.  The Shares have been duly authorized.  The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of the Company.  The Shares, when issued and paid for in accordance with the Transaction Documents, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as expressly set forth in the Transaction Documents.

3.3 Governmental Approvals.  No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under the Transaction Documents except for any filings required by applicable securities laws.

3.4 Litigation. There is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, nor, to the best knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted.  The Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency, which such default might have a material adverse effect on the business, assets, liabilities, operations, Intellectual Property Rights, (as defined hereinafter) management or financial condition of the Company.  There are no actions or proceedings pending or, to the Company’s knowledge, threatened (or any basis therefor known to the Company) against the Company which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, Intellectual Property Rights, affairs or financial condition of the Company or in any of its properties or assets, or which might call into question the validity of any of the Transaction Documents, any of the Shares, or any action taken or to be taken pursuant hereto or thereto.

3.5 Compliance with Other Instruments.  The Company is in compliance in all respects with its Certificate of Incorporation and Bylaws, each as amended and/or restated to date, and in all respects with the material terms and provisions of all mortgages, indentures, leases, agreements and other instruments by which it is bound or to which it or any of its properties or assets are subject.  The Company is in compliance in all material respects with all judgments, decrees, governmental orders, laws, statutes, rules or regulations by which it is bound or to which it or any of its properties or assets are subject.  Neither the execution and delivery of the Transaction Documents nor the issuance of the Shares, nor the consummation or performance of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of, create a conflict with, trigger any “change of control” or other right of any person under, or require any consent, waiver, release or approval under or with respect to, any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations.

3.6 Disclosure.  There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing by them to each Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, operations, properties, Intellectual Property Rights, assets or condition, financial or other, of the Company.  Without limiting the foregoing, the Company has no knowledge that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the business, operations, Intellectual Property Rights, affairs or financial condition of the Company.

3.7 Brokers or Finders.  No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon each Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its respective agents.

3.8 Refusal of Registration.  The parties hereby acknowledge and agree that the Company shall be required, as a term of this contract, to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, or pursuant to Registration, or another exemption from registration, under the Securities Act.

4

ARTICLE IV

MISCELLANEOUS

4.1 Waiver; Cumulative Remedies.  No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

4.2 Amendments; Waivers and Consents.  Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party.  Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.3 Addresses for Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to Company and/or to each Purchaser.  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

4.4 Costs; Expenses and Taxes.   Upon execution of this Agreement and with each delivery of the Purchase Price as set forth in 1.3, the Company shall pay no monies in the aggregate, to cover fees and disbursements of counsel to each Purchaser incurred in connection with the negotiation, drafting and completion of the Transaction Documents and all related matters. The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of any securities and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save each Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

4.5 Effectiveness; Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the Company, each Purchaser and the respective successors and assigns.

4.6 Survival of Representations and Warranties.  All representations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

4.7 Prior Agreements.  The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

4.8 Severability.  The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

4.9 Governing Law; Jurisdiction.

(a) This Agreement shall be enforced, governed and construed in accordance with the laws of the State of New Jersey without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought in the State of New Jersey and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding.

5

(b) Each Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that each Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

4.10 Headings.  Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

4.11 Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

4.12 Further Assurances.  From and after the date of this Agreement, upon the request of each Purchaser or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.

< Signature Page to Follow >

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

COMPANY:

San Lotus Holding Inc.

By:	/s/ Chen, Li Hsing

Name: Chen, Li Hsing

Title: Chairman of the Board

PURCHASERS:

Name	Signing Representative	Address	Shares Purchased

Ocean Reserve Ltd.	/s/ YU, CHIEN-YANG	No.548, Kewang Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	659,154
Daphne Chen Ltd.	/s/ CHEN, LI-CHI	No.548, Kewang Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	1,268,537
Rocky Yu Ltd.	/s/ YU, CHIEN-YANG	No.548, Kewang Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	1,268,537
Jackson Yu Ltd.	/s/ YU, CHIEN-YANG	No.548, Kewang Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	1,268,537
Dennis Yu Ltd.	/s/ YU, CHIEN-YANG	No.548, Kewang Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	1,268,537
Yates Ltd.	/s/ YUEH, JUNG-LIN	No.8, Ln. 304, Jingcheng Rd., West Dist., Taichung City 403, Taiwan (R.O.C.)	8,500,000
WEI CHI LTD.	/s/ WU, KUO-CHEN	No.322, Daming Rd., Dali Dist., Taichung City 412, Taiwan (R.O.C.)	138,666
UHAO LTD.	/s/ YANG, TAI-MING	No.55, Gongxiao St., Changhua City, Changhua County 500, Taiwan (R.O.C.)	170,999
CHEN, MING-CHU	/s/ CHEN, MING-CHU	No.6, Ln. 24, Dalian N. St., Beitun Dist., Taichung City 406, Taiwan (R.O.C.)	66,666
Joyful Wealth Co., Ltd.	/s/ LAI, WEN-CHING	No.53, Ln. 352, Gongyuan Rd., Wuri Dist., Taichung City 414, Taiwan (R.O.C.)	115,876
Wang Yi Ltd.	/s/ LAI, JUI-LIN	No.81, Ln. 682, Sec. 1, Xinan Rd., Wuri Dist., Taichung City 414, Taiwan (R.O.C.)	25,412
Zhao Li Ltd.	/s/ LIN, YUAN-TSANG	No.185, Fuguang 6th Ln., Wuguang Rd., Wuri Dist., Taichung City 414, Taiwan (R.O.C.)	57,418
FU TAI INTERNATIONAL CORP.	/s/ WANG, CHIA-YUEH	No.106, Ln. 68, Guangrong E. Rd., Nantou City, Nantou County 540, Taiwan (R.O.C.)	4,429,272
TUNG, HAO-LAN	/s/ TUNG, HAO-LAN	No.72, Zhengqi St., Caotun Township, Nantou County 542, Taiwan (R.O.C.)	20,000
WU,CHANG-MING	/s/ WU,CHANG-MING	No.29, Fuxi Rd., Nantou City, Nantou County 540, Taiwan (R.O.C.)	30,000

7

CHENG, SU-WEI	/s/ CHENG, SU-WEI	No.326, Wenhua Rd., Douliu City, Yunlin County 640, Taiwan (R.O.C.)	80,000
WU, PEI-CHEN	/s/ WU, PEI-CHEN	17F., No.13-4, Sec. 1, Zhongshan Rd., Tanzi Dist., Taichung City 427, Taiwan (R.O.C.)	5,000
HSU HUANG, CHENG-TZU	/s/ HSU HUANG, CHENG-TZU	No.1, Sec. 2, Jishan Rd., Zhushan Township, Nantou County 557, Taiwan (R.O.C.)	100,000
LO, CHEN-LIEN	/s/ LO, CHEN-LIEN	No.279, Zhongxiao St., Caotun Township, Nantou County 542, Taiwan (R.O.C.)	66,000
CHENG,SU-HUI	/s/ CHENG,SU-HUI	No.19, Ln. 20, Sec. 3, Yunlin Rd., Douliu City, Yunlin County 640, Taiwan (R.O.C.)	20,000
KU, FANG-HSIANG	/s/ KU, FANG-HSIANG	No.2, Aly. 13, Ln. 28, Yongrui St., Lukang Township, Changhua County 505, Taiwan (R.O.C.)	5,000
WU,YING-SHIH	/s/ WU,YING-SHIH	No.19, Ln. 20, Sec. 3, Yunlin Rd., Douliu City, Yunlin County 640, Taiwan (R.O.C.)	25,000
LIU,FEN	/s/ LIU,FEN	No.50-7, Ximei, Citong Township, Yunlin County 647, Taiwan (R.O.C.)	10,000
TSAI, HUI-CHAN	/s/ TSAI, HUI-CHAN	No.22, Xing’an St., Fengyuan Dist., Taichung City 420, Taiwan (R.O.C.)	20,000
SUNG, SHAO-FEI	/s/ SUNG, SHAO-FEI	14F., No.272-8, Zhangshu 1st Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)	10,000
CHANG, YI-WEN	/s/ CHANG, YI-WEN	No.48, Ln. 83, Renhe Rd., Nantou City, Nantou County 540, Taiwan (R.O.C.)	130,000
HSU, HSIN-CHUAN	/s/ HSU, HSIN-CHUAN	No.1, Sec. 2, Jishan Rd., Zhushan Township, Nantou County 557, Taiwan (R.O.C.)	50,000
HUANG,CHIA-CHENG	/s/ HUANG,CHIA-CHENG	No.164, Ln. 315, Xiyuan Rd., Hemei Township, Changhua County 508, Taiwan (R.O.C.)	5,000
LIN,MIAO-CHEN	/s/ LIN,MIAO-CHEN	No.352, Sec. 2, Zhongxing Rd., Dali Dist., Taichung City 412, Taiwan (R.O.C.)	250,000
LEE YU, LI-FANG	/s/ LEE YU, LI-FANG	No.91, Yufeng St., Caotun Township, Nantou County 542, Taiwan (R.O.C.)	40,000
CHIANG, YA-YING	/s/ CHIANG, YA-YING	No.84, Minzu Rd., Caotun Township, Nantou County 542, Taiwan (R.O.C.)	10,000
Benchmark Assets Management Limited	/s/ PENG,YI-PING	No.123-1, Shuangliantan, Shuangtan Village, Sanyi Township, Miaoli County367, Taiwan (R.O.C.)	35,587
SONG,YA-RU	/s/ SONG,YA-RU	4F, No.378, Sinming Rd, Neihu District Taipei City, Taiwan (R.O.C.)	3,316
TSENG, HSIANG-CHIH	/s/ TSENG, HSIANG-CHIH	No.687, Zhongzheng Rd., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	12,334
LIN,CHIA-LING	/s/ LIN,CHIA-LING	No.387, Sec. 2, Binhai Rd., Toucheng Township, Yilan County 261, Taiwan (R.O.C.)	1,667
HUANG,CHING-YI	/s/ HUANG,CHING-YI	1F., No.2, Aly. 14, Ln. 192, Wenhua Rd., Yonghe Dist., New Taipei City 234, Taiwan (R.O.C.)	1,389
LIU,SAN-YU	/s/ LIU,SAN-YU	4F,No. 257,Sec. 2,Tiding Blvd.,Neihu Dist.,Taipei City 114 ,TAIWAN,R.O.C.	3,778

8

CHEN,QUAN-PING	/s/ CHEN,QUAN-PING	No.46, Ln. 88, Wuquan Rd., Shengang Dist., Taichung City 429, Taiwan (R.O.C.)	4,000
PENG, YI-CHEN	/s/ PENG, YI-CHEN	No.123-1, Shuangliantan, Shuangtan Village, Sanyi Township, Miaoli County367, Taiwan (R.O.C.)	5,000
HSIEH,CHUN-FANG	/s/ HSIEH,CHUN-FANG	No.10, Ln. 9, Tianyun St., Miaoli City, Miaoli County 36049, Taiwan (R.O.C.)	4,056
CHEN,LING-JU	/s/ CHEN,LING-JU	No.2-77, Zhongqing Rd., Beitun Dist., Taichung City 406, Taiwan (R.O.C.)	5,338
MagicNLP Ltd.	/s/ LIN, CHUN-HAN	No.46, Aly. 92, Ln. 91, Sec. 1, Neihu Rd., Neihu Dist., Taipei City 114, Taiwan (R.O.C.)	162,735
Brilliant Fine Co., Ltd.	/s/ CHENG, WEN-CHIAO	2F-1, No.316,Wo-Long St. Taipei	266,661
BABAIYI LTD	/s/ LI,JUELIN	No. 3 Cooperative, Huangling Village, Lingshi Town, Fuling District, Chongqing	410,420
ZHOU, YINZHI	/s/ ZHOU, YINZHI	No.109, Villa, Jinri Xingcheng Phase 2, Yixing, Jiangsu	750,000
NING,CHI-WEI	/s/ NING,CHI-WEI	12F., No.6, Ln. 171, Sec. 2, Fuxing S. Rd., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	21,989
CHU,CHE-TZU	/s/ CHU,CHE-TZU	12F., No.191, Kunming St., Wanhua Dist., Taipei City 108, Taiwan (R.O.C.)	54,989
YIN,CHIEN	/s/ YIN,CHIEN	No. 6-3, Ln. 27, LinYi St., Zhongzheng Dist., Taipei, Taiwan	1,446
HUANG,HUI-TING	/s/ HUANG,HUI-TING	5F., No.29, Ln. 381, Fude 1st Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)	13,013
HO, CHEN-YEN	/s/ HO, CHEN-YEN	1F., No.14, Ln. 59, Bojue St., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)	41,961
CHANG, CHIA-WEN	/s/ CHANG, CHIA-WEN	No.10, Ln. 205, Sec. 2, Jianxing Rd., Xinfeng Township, Hsinchu County 304, Taiwan (R.O.C.)	5,854
YANG, CHAN-CHEN	/s/ YANG, CHAN-CHEN	1F., No.12, Aly. 2, Ln. 217, Sec. 3, Zhongxiao E. Rd., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	176
ZHAO, TIANXING	/s/ ZHAO, TIANXING	Room 201,Unit 1,Building 7#,Dongfangjindian Community,Pingyuan Road,Anyang City, Henan Province,China	17,013
KAN, CHIH-HAO	/s/ KAN, CHIH-HAO	13F., No.78, Sec. 1, Dachang Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	363
YANG, CHUN-YI	/s/ YANG, CHUN-YI	1F., No.10, Aly. 4, Ln. 69, Sec. 5, Minsheng E. Rd., Songshan Dist., Taipei City 105, Taiwan (R.O.C.)	1,091
CHEN, HSIN-LAN	/s/ CHEN, HSIN-LAN	No 165 Ming-hu R.d Hsin Chu City Taiwan	6,866
CHEN, CHI-HUA	/s/ CHEN, CHI-HUA	No.3, Aly. 54, Ln. 2, Sec. 2, Academia Rd., Nangang Dist., Taipei City 115, Taiwan (R.O.C.)	6,544
LiJin Ltd	/s/ LI, JIN	No. 302, Unit 1, Block 220, No. 28, Guang Qu Road, Chao Yang District, Beijing City, China	687,500
Yake's Ltd	/s/ LI, YAKE	No.201, Unit 3, Building 2, Chunyuan Third Li, Yufa Town, Daxing District, Beijing City, China	62,500

9

CHEN,WEI-TING	/s/ CHEN, WEI-TING	No.110, Sec. 6, Xinyi Rd., Xinyi Dist., Taipei City 110, Taiwan (R.O.C.)	1,674
LU,CHING-HO	/s/ LU,CHING-HO	No.220, Jinhua Rd., East Dist., Taichung City 401, Taiwan (R.O.C.)	3,902
LIU, ZHAOLIN	/s/ LIU, ZHAOLIN	Room 105, Building 32, Jinniuzuo, Xingzhouwan Villa, Gold Development Area, Ganzhou, Jiangxi	625,000
HSU,CHEN-EN	/s/ HSU,CHEN-EN	3F., No.6, Aly. 37, Ln. 136, Sec. 6, Minquan E. Rd., Neihu Dist., Taipei City 114, Taiwan (R.O.C.)	1,826
GU,YA-TING	/s/ GU,YA-TING	No.269, Heping Rd., Yangmei City, Taoyuan County 326, Taiwan (R.O.C.)	1,666
HUANG,YINGCHAO	/s/ HUANG, YINGCHAO	Tianyuan Stone Sales Outlet, Caizhoushiwenfeng Road, Shandong, China	10,800
CHENG, SHAOHONG	/s/ CHENG, SHAOHONG	1608 2133 Doaglas Rd., Burnaby Canada BC V5C0E9	6,667
HSIEH, HSIN-CHOU	/s/ HSIEH, HSIN-CHOU	6F., No.7, Ln. 29, Guanghui 3rd St., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	1,424,283
LEE, SHANG-CHE	/s/ LEE, SHANG-CHE	4F., No.10, Ln. 90, Jinxin St., North Dist., Taichung City 404, Taiwan (R.O.C.)	3,333
TSENG, JUI-CHUN	/s/ TSENG, JUI-CHUN	No.12, Ln. 2, Nanhua St., Pingzhen City, Taoyuan County 324, Taiwan (R.O.C.)	111,111
KUO, HSIEN-TSUNG	/s/ KUO, HSIEN-TSUNG	No.41-3, Ln. 20, Daming St., Banqiao Dist., New Taipei City 220, Taiwan (R.O.C.)	53,333
WAN, CHIEN-CHENG	/s/ WAN, CHIEN-CHENG	No.8, Ln. 239, Zhongyang Rd., Pingzhen City, Taoyuan County 324, Taiwan (R.O.C.)	22,222
KUO, SHU-YUN	/s/ KUO, SHU-YUN	No.9, Ln. 48, Gaoshuang Rd., Pingzhen City, Taoyuan County 324, Taiwan (R.O.C.)	133,333
CHIU, I-LANG	/s/ CHIU, I-LANG	No.104, Ln. 1, Sec. 3, Minzu Rd., Pingzhen City, Taoyuan County 324, Taiwan (R.O.C.)	133,333
HSIAO, HUNG-CHANG	/s/ HSIAO, HUNG-CHANG	No.29, Jili 10th St., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	147,487
LO, HUAI-JUNG	/s/ LO, HUAI-JUNG	No.5, Ln. 30, Shengli St., Zhunan Township, Miaoli County 350, Taiwan (R.O.C.)	66,667
HSU, KUO-HAO	/s/ HSU, KUO-HAO	No.58, Ln. 159, Jinxi Rd., Yangmei City, Taoyuan County 326, Taiwan (R.O.C.)	237,778
TSAI, MEI-LI	/s/ TSAI, MEI-LI	No.780, Zhuangjing Rd., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	11,111
CHEN, YI-WEN	/s/ CHEN, YI-WEN	10F., No.110, Xuefu Rd., Sanxia Dist., New Taipei City 237, Taiwan (R.O.C.)	2,778
LIN, CHIH-CHI	/s/ LIN, CHIH-CHI	No.808, Zhongzheng Rd., Xinpu Township, Hsinchu County 305, Taiwan (R.O.C.)	3,333
LIN, HSIN-CHIEH	/s/ LIN, HSIN-CHIEH	No.11, Aly. 45, Ln. 670, Zhongfeng Rd., Pingzhen City, Taoyuan County 324, Taiwan (R.O.C.)	5,555

10

LIN, HUI-CHUAN	/s/ LIN, HUI-CHUAN	3F.-1, No.104, Siwei Rd., Wuqi Dist., Taichung City 435, Taiwan (R.O.C.)	111,111
CHANG, LING-LIN	/s/ CHANG, LING-LIN	11F., No.48, Ln. 120, Xinmin St., Tamsui Dist., New Taipei City 251, Taiwan (R.O.C.)	133,333
LIN, YU-SHAN	/s/ LIN, YU-SHAN	No.9, Ln. 60, Xiyuan Rd., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	22,180
CHEN, SHU-CHI	/s/ CHEN, SHU-CHI	No.21, Ln. 40, Jiaxing 2nd St., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	11,111
LEE, YAO-HUANG	/s/ LEE, YAO-HUANG	4F., No.1, Ln. 8, Wencheng Rd., Taishan Dist., New Taipei City 243, Taiwan (R.O.C.)	2,222
HSIEH, LI-CHUAN	/s/ HSIEH, LI-CHUAN	No.1-2, Ln. 136, Baoluo St., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)	66,667
LIANG, SHIH-JU	/s/ LIANG, SHIH-JU	No.31, Songjiang 2nd St., Hukou Township, Hsinchu County 303, Taiwan (R.O.C.)	50,000
TAI, KUO-HAO	/s/ TAI, KUO-HAO	No.7, Ln. 38, Limin Rd., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	66,013
ZHANG, YIXIN	/s/ ZHANG, YIXIN	Lianqian West Road, Siming District, X, Fujian Province,China,361 No.904	333,333
LIN, YI-WEN	/s/ LIN, YI-WEN	10F.-1, No.106, Mingcheng 1st Rd., Sanmin Dist., Kaohsiung City 807, Taiwan (R.O.C.)	67,279
TSAI, TSU-CHIN	/s/ TSAI, TSU-CHIN	No.15, Chenghe 3rd St., Renwu Dist., Kaohsiung City 814, Taiwan (R.O.C.)	67,211
TSAI, SUNG-MING	/s/ TSAI, SUNG-MING	No.4, Ln. 188, Sec. 1, Haidian Rd., Annan Dist., Tainan City 709, Taiwan (R.O.C.)	101,832
CHANG, CHING-HSIAO	/s/ CHANG, CHING-HSIAO	7F., No.57, Meiming Rd., Gushan Dist., Kaohsiung City 804, Taiwan (R.O.C.)	38,000
CHANG, CHING-YI	/s/ CHANG, CHING-YI	7F., No.119, Minyou 6th St., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)	38,000
HU, LIAN-YUN	/s/ HU, LIAN-YUN	No.100, Ln. 15, Ren’ai Rd., Neipu Township, Pingtung County 912, Taiwan (R.O.C.)	20,000
LIN, SU-E	/s/ LIN, SU-E	No.416, Puyuan St., Yongkang Dist., Tainan City 710, Taiwan (R.O.C.)	23,679
CHEN, PING-YU	/s/ CHEN, PING-YU	No.27, Aly. 8, Ln. 197, Shengli St., Yongkang Dist., Tainan City 710, Taiwan (R.O.C.)	13,403
SHIEH, LING-LING	/s/ SHIEH, LING-LING	No.22, Xinzhan Rd., Neipu Township, Pingtung County 912, Taiwan (R.O.C.)	66,375
LAI, ZIH-LING	/s/ LAI, ZIH-LING	No.22, Xinzhan Rd., Neipu Township, Pingtung County 912, Taiwan (R.O.C.)	66,375
LEE, CHU-LING	/s/ LEE, CHU-LING	No.27-18, Lunding, Alian Dist., Kaohsiung City 822, Taiwan (R.O.C.)	42,810
CHEN, LIN-HUNG	/s/ CHEN, LIN-HUNG	No.180, Yuanxing Rd., East Dist., Hsinchu City 300, Taiwan (R.O.C.)	17,000
TANG, CHI-HAO	/s/ TANG, CHI-HAO	5F., No.96, Ln. 103, Sec. 2, Neihu Rd., Neihu Dist., Taipei City 114, Taiwan (R.O.C.)	43,333

11

JIANG, YU TU	/s/ JIANG, YU TU	No.22, Sec. 1, Jianji Rd., Ruifang Dist., New Taipei City 224, Taiwan (R.O.C.)	51,750
LIN, CHIN CHAI	/s/ LIN, CHIN CHAI	3F., No.5, Ln. 381, Sec. 2, Zhonghua Rd., Wanhua Dist., Taipei City 108, Taiwan (R.O.C.)	97,534
CHEN, YA-FEN	/s/ CHEN, YA-FEN	3F., No.10, Aly. 27, Ln. 22, Wende Rd., Neihu Dist., Taipei City 114, Taiwan (R.O.C.)	3,000
YANG, YU-WEI	/s/ YANG, YU-WEI	8F., No.280, Sec. 4, Chengde Rd., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)	4,000
WU, CHEN-YI	/s/ WU, CHEN-YI	No.91, Sec. 2, Yongda Rd., Yongkang Dist., Tainan City 710, Taiwan (R.O.C.)	1,000
LIU, MING-KUN	/s/ LIU, MING-KUN	3F., No.54, Ln. 20, Zhonghe St., Neighborhood 18, Zhongxin Vil., Beitou Dist., Taipei City 112, Taiwan (R.O.C.)	36,333
LIU, CHIA-YI	/s/ LIU, CHIA-YI	No.171, Changchun Rd., Xindian Dist., New Taipei City 231, Taiwan (R.O.C.)	6,667
Guyi Ltd.	/s/ LAI LU, HSIA-YI	9F., No.278, Sec. 4, Chengde Rd., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)	133,333
LIAO, PEN-CHUN	/s/ LIAO, PEN-CHUN	3F., No.106, Sec. 1, Tonghe E. St., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)	50,000
HUANG, CHIN-YEN	/s/ HUANG, CHIN-YEN	6F.-1, No.9, Aly. 8, Ln. 554, Bei’an Rd., Zhongshan Dist., Taipei City 104, Taiwan (R.O.C.)	86,667
CHEN, SHU-CHIN	/s/ CHEN, SHU-CHIN	2F., No.15, Aly. 7, Ln. 8, Heshun St., Nangang Dist., Taipei City 115, Taiwan (R.O.C.)	6,667
CHEN, YI-RU	/s/ CHEN, YI-RU	2F., No.33, Ln. 71, Minzhi St., Banqiao Dist., New Taipei City 220, Taiwan (R.O.C.)	6,667
HUANG, HSIN-CHI	/s/ HUANG, HSIN-CHI	4F., No.58-3, Gongyuan Rd., Xinzhuang Dist., New Taipei City 242, Taiwan (R.O.C.)	13,333
Aeki Ltd.	/s/ CHIU, PAO-CHT	No.17, Ln. 177, Yuying Rd., Fengyuan Dist., Taichung City 420, Taiwan (R.O.C.)	15,873
CHANG, CHIA-CHEN	/s/ CHANG, CHIA-CHEN	No.757, Sec. 1, Songzhu Rd., Beitun Dist., Taichung City 406, Taiwan (R.O.C.)	15,873
LI, CHINE-LIN	/s/ LI, CHINE-LIN	No.55, Aly. 1, Ln. 164, Zhongsha Rd., Dadu Dist., Taichung City 432, Taiwan (R.O.C.)	3,175
Fuxin Ltd.	/s/ HSIAO, WEI-NAN	5F., No.105-6, Hejing Rd., Hemei Township, Changhua County 508, Taiwan (R.O.C.)	20,635
KO, BO-CHENG	/s/ KO, BO-CHENG	3F., No.10-1, Aly. 12, Ln. 266, Shidong Rd., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)	6,667
LU, HUNG-CHIEH	/s/ LU, HUNG-CHIEH	No.462, Ying’an St., Sanmin Dist., Kaohsiung City 807, Taiwan (R.O.C.)	5,376
LIN, PING-YI	/s/ LIN, PING-YI	11F.-1, No.85, Zhengxin St., Zuoying Dist., Kaohsiung City 813, Taiwan	13,334
LEE, PO-MING	/s/ LEE, PO-MING	3F., No.43, Fude Rd., Jhongli City, Taoyuan County 320, Taiwan (R.O.C.)	12,500
TSAI, CHENG-HAN	/s/ TSAI, CHENG-HAN	10F., No.9, Ln. 673, Jiouru 4th Rd., Gushan Dist., Kaohsiung City 80451, Taiwan (R.O.C.)	2,000

12

LIN, CHANG-JEN	/s/ LIN, CHANG-JEN	No.184-24, Shanjiao Rd., Niaosong Dist., Kaohsiung City 833, Taiwan (R.O.C.)	10,000
TSENG, LI-FU	/s/ TSENG, LI-FU	4F., No.15, Aly. 30, Ln. 136, Kangle St., Neihu Dist., Taipei City 114, Taiwan (R.O.C.)	7,429
CHEN, CHIA-YI	/s/ CHEN, CHIA-YI	No. 3, Lane 379, Zhenx?ng Rd, Guishan Township Taoyuan County, 333	3,334
WU, YUNG-YUN	/s/ WU, YUNG-YUN	No.491, Jiuchang St., Nanzi Dist., Kaohsiung City 811, Taiwan (R.O.C.)	6,667
WU, JUI-TZU	/s/ WU, JUI-TZU	No.10,Ln. 127, shekou st., sengang Dist., Taichung City Taiwan R.O.C.	86,021
LIN, CHIH-PENG	/s/ LIN, CHIH-PENG	No.49-33,Sec.,2 Dacing ST.,South District,Taichung City Taiwan R.O.C.	158,730
Kajar Tsai Ltd.	/s/ CHEN, WAN-NU	No.33, Ln. 160, Sec. 4, Guangfu Rd., Tianwei Township, Chanhua County 522, Taiwan (R.O.C.)	55,555
KUO, CHO-SHAO	/s/ KUO, CHO-SHAO	9F., No.845, Sec. 4, Bade Rd., Songshan Dist., Taipei City 105, Taiwan (R.O.C.)	10,000
LIN, LIEH-HUI	/s/ LIN, LIEH-HUI	No.20, Aly. 38, Ln. 661, Wenlin Rd., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)	10,000
Wang Chien-An	/s/ WANG CHIEN-AN	3F,No.180-2,ho-ping st.,Zong-Ho dist.,New Taipei city	10,000
LIAO, JIUN-NAN	/s/LIAO, JIUN-NAN	6F., No.15, Ln. 177, Minquan Rd., Tamsui Dist., New Taipei City 251, Taiwan (R.O.C.)	10,000
WEI, TZU-NING	/s/WEI, TZU-NING	No.7, Ln. 198, Tongde 12th St., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)	46,662
Tsai, Han-Yu	/s/ TSAI, HAN-YU	4F., No.15, Aly. 5, Ln. 40, Ren’ai Rd., Yonghe Dist., New Taipei City 234, Taiwan (R.O.C.)	70,000
WANG SHAO YU	/s/ SELF	13F.-5, No.293, Wolong St., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	28,754
LIN SHAN WEI	/s/ SELF	4F., No.44, Aly. 19, Ln. 248, Sec. 3, Zhongxiao E. Rd., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	144,071
HUANG YEE CHUNG	/s/ SELF	5F., No.13, Ln. 199, Sec. 4, Xinyi Rd., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	28,854
HUANG YEN CHE	/s/ SELF	4F., No.7, Ln. 117, Sec. 1, Anhe Rd., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	28,854
CHAN JOSHUA CHEUK LUN	/s/ SELF	Flat G, 6/F, Lok Fu Mansion, 199-205 Fa Yuen Street, Mong Kok, Hong Kong SAR	38,709
Allegro Equity Ltd.	/s/ WANG LIA	No.5-2, Dabeikeng, 10 village, Sinbei Neighborhood , Sinpu Township, Sinjhu County, Taiwan (R.O.C.)	879,663
Bellini Ventures Ltd.	/s/ WANG LIA	No.5-2, Dabeikeng, 10 village, Sinbei Neighborhood , Sinpu Township, Sinjhu County, Taiwan (R.O.C.)	1,250,000
Tree of Knowledge Ltd.	/s/ CHEN, TUNG-HAN	12F.,No.129,Xiushan Rd.,Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)	500,000
WANG, WEN-SHENG	/s/ WANG, WEN-SHENG	9F., No.294, Sec. 1, Zhongxing Rd., Xindian Dist, New Taipei City 231, Taiwan	72,400

13

KUAN, CHANG-YU	/s/ KUAN, CHANG-YU	2F., No.15, Aly. 7, Ln. 8, Heshun St., Nangang Dist., Taipei City 115, Taiwan (R.O.C.)	10,000
LIN, CHIA-MIN	/s/ LIN, CHIA-MIN	No.20, Aly. 38, Ln. 661, Wenlin Rd., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)	1,710
ANCLA Ltd.	/s/ KUO, SHENG-CHIAO	2F., No.262, Huanhe S. Rd., Sanchong Dist., New Taipei City 241, Taiwan (R.O.C.)	500,000
FUI CHEUNG	/s/ FUI CHEUNG	A 719 23a Ave North Cranbrook BC Canada V1C 5K9	500,000
13 Fangs Ltd	/s/ FENG, YI-CHAO	7F., No.18-1, Ln. 208, Siwei Rd., Da'an Dist., Taipei City 106, Taiwan (R.O.C.)	500,000
Amber Wang Ltd.	/s/ CHANG, KAI	2F., No.4, Aly. 8, Ln. 36, Sec. 3, Xinglong Rd., Wenshan Dist., Taipei City 116, Taiwan (R.O.C.)	500,000

14

Schedule A

PURCHASER LIST

Purchaser	Purchase Amount (TWD)	Purchase Amount(USD)	Purchasing Shares

Ocean Reserve Ltd.	$3,949,827	$133,215.1	659,154
Daphne Chen Ltd.	$7,601,411	$256,371.40	1,268,537
Rocky Yu Ltd.	$7,601,411	$256,371.40	1,268,537
Jackson Yu Ltd.	$7,601,411	$256,371.40	1,268,537
Dennis Yu Ltd.	$7,601,411	$256,371.40	1,268,537
Yates Ltd.	$50,934,253	$1,717,850.00	8,500,000
WEI CHI LTD.	$830,923	$28,024.40	138,666
UHAO LTD.	$1,024,671	$34,558.90	170,999
CHEN, MING-CHU	$399,480	$13,473.20	66,666
Joyful Wealth Co., Ltd.	$694,359	$23,418.50	115,876
Wang Yi Ltd.	$152,276	$5,135.80	25,412
Zhao Li Ltd.	$344,065	$11,604.20	57,418
FU TAI INTERNATIONAL CORP.	$26,541,372	$895,155.90	4,429,272
TUNG, HAO-LAN	$119,845	$4,042.00	20,000
WU,CHANG-MING	$179,768	$6,063.00	30,000
CHENG, SU-WEI	$479,381	$16,168.00	80,000
WU, PEI-CHEN	$29,961	$1,010.50	5,000
HSU HUANG, CHENG-TZU	$599,227	$20,210.00	100,000
LO, CHEN-LIEN	$395,489	$13,338.60	66,000
CHENG,SU-HUI	$119,845	$4,042.00	20,000
KU, FANG-HSIANG	$29,961	$1,010.50	5,000
WU,YING-SHIH	$149,807	$5,052.50	25,000
LIU,FEN	$59,923	$2,021.00	10,000
TSAI, HUI-CHAN	$119,845	$4,042.00	20,000
SUNG, SHAO-FEI	$59,923	$2,021.00	10,000
CHANG, YI-WEN	$778,994	$26,273.00	130,000
HSU, HSIN-CHUAN	$299,613	$10,105.00	50,000
HUANG,CHIA-CHENG	$29,961	$1,010.50	5,000
LIN,MIAO-CHEN	$1,498,066	$50,525.00	250,000
LEE YU, LI-FANG	$239,691	$8,084.00	40,000
CHIANG, YA-YING	$59,923	$2,021.00	10,000
Benchmark Assets Management Limited	$213,246	$7,192.10	35,587
SONG,YA-RU	$19,871	$670.20	3,316
TSENG, HSIANG-CHIH	$73,909	$2,492.70	12,334

15

LIN,CHIA-LING	$9,989	$336.90	1,667
HUANG,CHING-YI	$8,323	$280.70	1,389
LIU,SAN-YU	$22,638	$763.50	3,778
CHEN,QUAN-PING	$23,969	$808.40	4,000
PENG, YI-CHEN	$29,961	$1,010.50	5,000
HSIEH,CHUN-FANG	$24,304	$819.70	4,056
CHEN,LING-JU	$31,986	$1,078.80	5,338
MagicNLP Ltd.	$975,150	$32,888.70	162,735
Brilliant Fine Co., Ltd.	$1,597,904	$53,892.20	266,661
BABAIYI LTD	$2,459,346	$82,945.90	410,420
ZHOU, YINZHI	$4,494,199	$151,575.00	750,000
NING,CHI-WEI	$131,765	$4,444.00	21,989
CHU,CHE-TZU	$329,509	$11,113.30	54,989
YIN,CHIEN	$8,664	$292.20	1,446
HUANG,HUI-TING	$77,977	$2,629.90	13,013
HO, CHEN-YEN	$251,441	$8,480.30	41,961
CHANG, CHIA-WEN	$35,079	$1,183.10	5,854
YANG, CHAN-CHEN	$1,056	$35.60	176
ZHAO, TIANXING	$101,946	$3,438.30	17,013
KAN, CHIH-HAO	$2,176	$73.40	363
YANG, CHUN-YI	$6,538	$220.50	1,091
CHEN, HSIN-LAN	$41,142	$1,387.60	6,866
CHEN, CHI-HUA	$39,212	$1,322.50	6,544
LiJin Ltd	$4,119,684	$138,943.80	687,500
Yake's Ltd	$374,518	$12,631.30	62,500
CHEN,WEI-TING	$10,031	$338.30	1,674
LU,CHING-HO	$23,382	$788.60	3,902
LIU, ZHAOLIN	$3,745,166	$126,312.50	625,000
HSU,CHEN-EN	$10,941	$369.00	1,826
GU,YA-TING	$9,983	$336.70	1,666
HUANG,YINGCHAO	$64,717	$2,182.70	10,800
CHENG, SHAOHONG	$39,950	$1,347.40	6,667
HSIEH, HSIN-CHOU	$8,534,681	$287,847.60	1,424,283
LEE, SHANG-CHE	$19,972	$673.60	3,333
TSENG, JUI-CHUN	$665,806	$22,455.50	111,111
KUO, HSIEN-TSUNG	$319,585	$10,778.60	53,333
WAN, CHIEN-CHENG	$133,161	$4,491.10	22,222
KUO, SHU-YUN	$798,967	$26,946.60	133,333
CHIU, I-LANG	$798,967	$26,946.60	133,333
HSIAO, HUNG-CHANG	$883,781	$29,807.10	147,487
LO, HUAI-JUNG	$399,486	$13,473.40	66,667
HSU, KUO-HAO	$1,424,828	$48,054.90	237,778
TSAI, MEI-LI	$66,579	$2,245.50	11,111
CHEN, YI-WEN	$16,646	$561.40	2,778
LIN, CHIH-CHI	$19,972	$673.60	3,333
LIN, HSIN-CHIEH	$33,288	$1,122.70	5,555
LIN, HUI-CHUAN	$665,806	$22,455.50	111,111
CHANG, LING-LIN	$798,967	$26,946.60	133,333
LIN, YU-SHAN	$132,909	$4,482.60	22,180

16

CHEN, SHU-CHI	$66,579	$2,245.50	11,111
LEE, YAO-HUANG	$13,316	$449.10	2,222
HSIEH, LI-CHUAN	$399,486	$13,473.40	66,667
LIANG, SHIH-JU	$299,613	$10,105.00	50,000
TAI, KUO-HAO	$395,567	$13,341.20	66,013
ZHANG, YIXIN	$1,997,420	$67,366.60	333,333
LIN, YI-WEN	$403,154	$13,597.10	67,279
TSAI, TSU-CHIN	$402,745	$13,583.30	67,211
TSAI, SUNG-MING	$610,203	$20,580.20	101,832
CHANG, CHING-HSIAO	$227,706	$7,679.80	38,000
CHANG, CHING-YI	$227,706	$7,679.80	38,000
HU, LIAN-YUN	$119,845	$4,042.00	20,000
LIN, SU-E	$141,890	$4,785.50	23,679
CHEN, PING-YU	$80,313	$2,708.70	13,403
SHIEH, LING-LING	$397,737	$13,414.40	66,375
LAI, ZIH-LING	$397,737	$13,414.40	66,375
LEE, CHU-LING	$256,529	$8,651.90	42,810
CHEN, LIN-HUNG	$101,869	$3,435.70	17,000
TANG, CHI-HAO	$259,663	$8,757.60	43,333
JIANG, YU TU	$310,100	$10,458.70	51,750
LIN, CHIN CHAI	$584,449	$19,711.60	97,534
CHEN, YA-FEN	$17,977	$606.30	3,000
YANG, YU-WEI	$23,969	$808.40	4,000
WU, CHEN-YI	$5,992	$202.10	1,000
LIU, MING-KUN	$217,717	$7,342.90	36,333
LIU, CHIA-YI	$39,950	$1,347.40	6,667
Guyi Ltd.	$798,967	$26,946.60	133,333
LIAO, PEN-CHUN	$299,613	$10,105.00	50,000
HUANG, CHIN-YEN	$519,332	$17,515.40	86,667
CHEN, SHU-CHIN	$39,950	$1,347.40	6,667
CHEN, YI-RU	$39,950	$1,347.40	6,667
HUANG, HSIN-CHI	$79,895	$2,694.60	13,333
Aeki Ltd.	$95,114	$3,207.90	15,873
CHANG, CHIA-CHEN	$95,114	$3,207.90	15,873
LI, CHINE-LIN	$19,026	$641.70	3,175
Fuxin Ltd.	$123,649	$4,170.30	20,635
KO, BO-CHENG	$39,950	$1,347.40	6,667
LU, HUNG-CHIEH	$32,215	$1,086.50	5,376
LIN, PING-YI	$79,901	$2,694.80	13,334
LEE, PO-MING	$74,905	$2,526.30	12,500
TSAI, CHENG-HAN	$11,985	$404.20	2,000
LIN, CHANG-JEN	$59,923	$2,021.00	10,000
TSENG, LI-FU	$44,517	$1,501.40	7,429
CHEN, CHIA-YI	$19,978	$673.80	3,334
WU, YUNG-YUN	$39,950	$1,347.40	6,667
WU, JUI-TZU	$515,459	$17,384.80	86,021
LIN, CHIH-PENG	$951,151	$32,079.30	158,730
Kajar Tsai Ltd.	$332,901	$11,227.70	55,555

17

KUO, CHO-SHAO	$59,923	$2,021.00	10,000
LIN, LIEH-HUI	$59,923	$2,021.00	10,000
Wang Chien-An	$59,923	$2,021.00	10,000
LIAO, JIUN-NAN	$59,923	$2,021.00	10,000
WEI, TZU-NING	$279,611	$9,430.40	46,662
Tsai, Han-Yu	$419,459	$14,147.00	70,000
WANG SHAO YU	$172,302	$5,811.20	28,754
LIN SHAN WEI	$863,310	$29,116.70	144,071
HUANG YEE CHUNG	$172,901	$5,831.40	28,854
HUANG YEN CHE	$172,901	$5,831.40	28,854
CHAN JOSHUA CHEUK LUN	$231,955	$7,823.10	38,709
Allegro Equity Ltd.	$5,271,174	$177,779.90	879,663
Bellini Ventures Ltd.	$7,490,331	$252,625.00	1,250,000
Tree of Knowledge Ltd.	$2,996,133	$101,050.00	500,000
WANG, WEN-SHENG	$433,839	$14,632.00	72,400
LIN, CHIA-MIN	$10,247	$345.60	1,710
KUAN, CHANG-YU	$59,923	$2,021.00	10,000
ANCLA Ltd.	$2,996,133	$101,050.00	500,000
FUI CHEUNG	$2,996,133	$101,050.00	500,000
13 Fangs Ltd	$2,996,133	$101,050.00	500,000
Amber Wang Ltd.	$2,996,133	$101,050.00	500,000
Total:	$198,760,154	$6,703,546.5	33,169,453

18